UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22875

Equalize Community Development Fund

(Exact name of registrant as specified in charter)

37 West Avenue, Suite 301

Wayne, PA 19087

(Address of principal executive offices) (Zip code)

Karen Van Horn

Equalize Community Development Fund

37 West Avenue, Suite 301

Wayne, PA 19087

(Name and address of agent for service)

Registrant's telephone number, including area code: (610) 337-6500

Date of fiscal year end: June 30

Date of reporting period: June 30, 2026

Item 1. Reports to Stockholders.

(a)

ANNUAL REPORT FOR THE YEAR ENDED JUNE 30, 2026

TABLE OF CONTENTS

Shareholder Letter (Unaudited)	1
Fund Performance (Unaudited)	5
Schedule of Investments	6
Statement of Assets and Liabilities	11
Statement of Operations	12
Statements of Changes in Net Assets	13
Statement of Cash Flows	14
Financial Highlights	15
Notes to Financial Statements	16
Report of Independent Registered Public Accounting Firm	27
Other Information (Unaudited)	28
Basis for Trustees’ Approval of Investment Advisory Agreement (Unaudited)	29
Trustees and Officers (Unaudited)	31

Shareholder Letter (Unaudited) JUNE 30, 2026

Shareholder Letter

Prior to the start of hostilities between the U.S. and Iran, U.S. interest rates were heading down in 2026, while other economic indicators showed solid employment and economic activity. This provided a good environment for Equalize Community Development Fund (the “Fund”), but it proved to be short-lived. Uncertainty regarding U.S. tariff policy and the Iran conflict caused substantial volatility in interest rates. Despite the challenging environment, the Fund earned a positive return (+2.24%) for the fiscal year ended June 30, 2026. We continued to take advantage of recent improvements to the Fund in several areas to position the Fund for better performance in the current environment. Some of the notable items that occurred during the fiscal year ended June 30, 2026 include:

Liquidity – The Fund is structured as a closed-end interval fund because it holds long-term assets that do not have a highly liquid secondary market. Selling these assets in times of economic stress could result in significant losses for all shareholders in the Fund. Over the past year, the Fund has dedicated a significant portion of loan payoffs and maturities, and regular principal paydowns, coupled with the use of the Fund’s line of credit, to meeting redemption requests. The Fund has only resorted to loan sales on a few occasions when necessary, none of which occurred in the past year. Several investors that have requested full or partial redemptions remain invested in the Fund, and we anticipate continued redemptions from them for several more quarters. During that time, the Fund will continue to devote expected loan payoffs primarily to redemption requests. Until we complete the currently requested redemptions, our ability to purchase new loans may be limited. We continue to seek new investors to the Fund, and we are pursuing ongoing discussions with both new and existing investors about bringing new investments into the Fund. Any such new investments would allow us to purchase new loans at higher yields than the current average portfolio yield and would help increase Fund returns. We also believe that ongoing periodic interest rate resets, along with paydowns of the Fund’s line of credit, will help the Fund’s average loan yield rise over time.

Loan Activity – Once again, interest rates proved highly variable in FY 2026. The rate on the ten-year U.S. Treasury started the fiscal year at roughly 4.26% and it finished modestly higher at 4.44%. However, in between it showed a peak of 4.67% in May 2026, less than three months after hitting a low of 3.97% in late February 2026. Towards the end of the fiscal year, the general trend for the interest rate on the ten-year U.S. Treasury was down, as negotiations between the U.S. and Iran provided hopes of a more favorable inflation environment. Still, interest rates exhibited significant volatility over the period, largely driven by sudden changes in the outlook for the U.S.-Iran conflict. The volatile interest rate environment continued to hamper sales activity and new investments in the Fund. However, loan payoffs provided an opportunity for the Fund to purchase several new loans during the year. We believe the possibility of additional loan sales over the coming year remains good, which would provide additional opportunities to increase the average yield of the Fund. The Fund remains on the radar of numerous SBA 504 first lien loan originators as a potential provider of liquidity, paving the way for greater availability of loans for purchase in the future.

Performance – The overall performance of the U.S. economy has been fairly good over the past year. GDP growth has slowed, but remains positive, employment growth has also slowed, but the unemployment rate has remained somewhat stable at a fairly benign level. Normally, an environment like this would help keep inflation at bay. However, other factors have come into play, including changing tariff rates and the conflict with Iran. These geo-political factors have created significant market uncertainty and led to significant swings in inflation expectations during the year. Although the Fed left rates unchanged at the July 29, 2026 Federal Open Market Committee (“FOMC”) meeting, several voters advocated for a rate hike. It seems that market expectations following the FOMC meeting are for several rate hikes before year-end 2026. As of July 29, 2026, CME FedWatch reports only a 12.4% probability that the Fed will leave rates unchanged by the December 2026 FOMC meeting and a 45.5% probability of at least a 50 basis points increase in the Fed Funds rate.

Shareholder Letter (Unaudited) JUNE 30, 2026

The Fund earned a 2.24% total return in FY 2026 despite the interest rate volatility. This performance trailed the returns of the three indices we use as benchmarks. The Fund achieved this return while still providing an opportunity for institutional Fund investors subject to regulatory examination for compliance with the Community Reinvestment Act of 1977, as amended (the “CRA”) to claim favorable regulatory consideration of their investment under the CRA. The Fund has accomplished these important goals while also maintaining the strong credit metrics discussed below.

We believe the best way to tell the Fund’s performance story is by comparison of our annual total returns:

	One Year Period Ended June 30, 2026	One Year Period Ended June 30, 2025	One Year Period Ended June 30, 2024
Equalize Community Development Fund	2.24%	6.15%	4.20%
Bloomberg US Aggregate Bond Index	3.79%	6.08%	2.63%
ICE BofA 1-3 Year U.S. Corporate & Government Index	3.21%	5.95%	4.97%
ICE BofA 3-5 Year U.S. Corporate & Government Index	2.90%	7.12%	4.51%

Past performance does not guarantee future results. The performance data quoted represent past performance and current returns may be lower or higher. Share prices and investment returns fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. For performance data as of the most recent month-end please call 1-855-386-3504.

The Fund’s investment adviser, Equalize Capital LLC, has contractually agreed to waive or reduce its management fees and/or reimburse expenses of the Fund through at least October 31, 2026 to ensure that total annual fund operating expenses (excluding interest, leverage interest (i.e., any expenses incurred in connection with borrowings made by the Fund), taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses (collectively, “Excluded Expenses”)) will not exceed 3.50% of the Fund’s average annual net assets. To the extent the Fund incurs Excluded Expenses, Total Annual Expenses (after fee waiver and expense reimbursement) may be greater than 3.50%. Prior to November 1, 2024, the operating expense limitation in effect for the Fund was 2.25% of the Fund’s average annual net assets. All fees and expenses of the Fund are indirectly borne by the Fund’s shareholders.

Performance data quoted represents total return which assumes reinvestment of dividends and capital gain distributions. The quoted performance reflects fee waivers and/or expense reimbursements in effect during those periods. Returns would have been lower without the waivers and reimbursements.

Strong investment performance is only part of the value equation for our shareholders. Since the Fund’s inception in mid-December of 2013, it has received investor subscriptions of almost $76 million plus reinvested dividends totaling over $15 million and successfully deployed the sum in a total of 86 SBA 504 first lien loans and U.S. Department of Agriculture Rural Development (“USDA RD”) loan participations. In so doing, the following statistics about asset deployment are important to consider:

●	604 new jobs were created (to qualify, most businesses must create or retain one job for every $65,000 of SBA second lien loan financing ($100,000 for a small manufacturer));
●	914 jobs have been maintained;
●	$31.6 million or 29.1% of the loan portfolio involves women-owned businesses;
●	$30.3 million or 19.8% of the loan portfolio involves minority-owned businesses;

Shareholder Letter (Unaudited) JUNE 30, 2026

●	As of June 30, 2026, only one loan in the Fund’s history has gone to foreclosure, and that loan paid off 100% of the balance due prior to foreclosure;
●	The present average Debt Service Coverage Ratio (“DSCR”) is 1.56 to 1;
●	The current average individual credit score is 743;
●	The effective Loan-to-Value ratio (“LTV”) is 49.7% of the Fund’s loan portfolio;
●	The current interest rate of the Fund’s loan portfolio is 7.05% and the gross effective floor coupon rate is 5.99%; and
●	30-Day SEC Yield*: 4.26% and Unsubsidized 30-Day SEC Yield**: 3.94%

These metrics are noteworthy as they speak to the experience of the Fund’s portfolio management team in the SBA 504 first lien and USDA RD loan space. Led by Lee Calfo, Joe Gladue, and Robert (“Buck”) Burns, the Fund’s portfolio management team can access decades of experience in SBA lending activities.

We believe that the Fund represents an appropriate investment for investors looking for additional yield in floating rate loans in order to help against rising interest rates. The biggest risk, with the exception of default risk, to an investor’s bond portfolio composed primarily of fixed coupon instruments is the highly negative effect on bond pricing associated with a rising interest rate environment. As interest rates have risen sharply from being at or near absolute lows since the 1950s, interest rate risk has become a critically important consideration for any investor in this environment.

The Fund’s portfolio of loans has the strong credit and collateral metrics laid out above. Moreover, the Fund’s portfolio holdings are typically the most senior debt in the capital structure of the borrowing entities. The SBA 504 first lien loans, which constitute the bulk of the Fund’s portfolio, are secured by real estate and have the additional credit enhancement of having the U.S. Government in a first loss position for up to a maximum of 40% of each whole loan.

When considering all of these characteristics, the Fund offers the potential of a bond investment that will likely not be highly correlated to the fixed coupon bond market. Moreover, the Fund’s diversified portfolio of small-sized SBA 504 first lien loans is not similar to any other available investment product that we have been able to identify. Therefore, we believe that the Fund’s loan portfolio may provide value to an overall portfolio plan.

We thank you for your continued support of the Fund. The new activity of the Fund’s investment has led directly to job creation and helped support the growth of deserving U.S. small businesses. Your investment in the Fund produced a gain during the fiscal year ended June 30, 2026 despite modestly trailing the performance of its three benchmarks. This comes with a strong dividend yield. We continue to seek to achieve a record of strong absolute and relative results going forward.

Thank you for your continued investment in the Fund.

Thank you,

Equalize Capital LLC

* The 30-Day SEC Yield - The 30-Day SEC Yield is computed under an SEC standardized formula based on net income earned over the past 30 days. It is a “subsidized” yield, which means it includes contractual expense reimbursements and it would be lower without them.

** Unsubsidized 30-Day SEC Yield - The Unsubsidized 30-Day SEC Yield represents what a fund’s 30-Day SEC Yield would have been had no fee waivers or expense reimbursement been in place over the period.

Shareholder Letter (Unaudited) JUNE 30, 2026

Risks - Investing in the Fund involves risk including the potential loss of principal.

Even though the Fund will make periodic repurchase offers to repurchase a portion of the shares to provide some liquidity to shareholders, you should consider the shares to be an illiquid investment. An investment in the Fund is suitable only for long-term investors who can bear the risks associated with the limited liquidity of the shares. The Fund is not an appropriate investment for investors who desire the ability to reduce their investments to cash on a timely basis.

SBA 504 first lien loans, USDA RD loans and Bureau of Indian Affairs (BIA) loans are not readily marketable. Illiquid loans may impair the Fund’s ability to realize the full value of its assets in the event of a voluntary or involuntary liquidation of such assets and thus may cause a decline in the Fund’s net asset value. Shareholders will not have the right to redeem their shares. However, in order to provide some liquidity to shareholders, the Fund will conduct periodic repurchase offers for a portion of its outstanding shares.

Past performance does not guarantee future results. The performance data quoted represent past performance and current returns may be lower or higher. Share prices and investment returns fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. For periods more than one year, performance is annualized. For performance data as of the most recent month-end please call 1-855-386-3504.

Fund Performance (Unaudited) JUNE 30, 2026

	Average Annual Total Returns
	1 Year	5 Year	10 Year
Equalize Community Development Fund	2.24%	2.14%	2.62%
Bloomberg US Aggregate Bond Index	3.79%	0.08%	1.54%
ICE BofA 1-3 Year U.S. Corporate & Government Index	3.21%	2.16%	2.03%
ICE BofA 3-5 Year U.S. Corporate & Government Index	2.90%	1.24%	1.96%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares may be worth more or less than their original cost. Please read the Fund’s Prospectus, including the description of the Fund’s repurchase policy carefully before investing. For performance information current to the most recent month-end, please call the Fund at 855-386-3504.

Growth of an Assumed $10,000 Investment

This graph illustrates the hypothetical investment of $10,000 in the Fund from June 30, 2016 to June 30, 2026. The Average Annual Total Returns table and Growth of an Assumed $10,000 Investment graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Schedule of Investments JUNE 30, 2026

INVESTMENT TYPE AS A PERCENTAGE OF TOTAL INVESTMENTS AS FOLLOWS:

Description, State(a), Acquisition Date	Stated Interest Rate	Effective Interest Rate	Maturity	Cost	Principal	Fair Value
Community Development Loans — 103.91%
504 First Lien Loans(b) — 86.26%
Hospitality Properties — 9.01%
537 Maple Hotel LLC, New Jersey, 10/15/2021	5 Year U.S. Treasury + 4.500% (6.000% Floor)	6.000%	10/1/2031	$1,956,029	$1,896,833	$1,631,656
Moses Lake Investors LLC, Washington, 9/18/2014(c)	Prime + 2.250% (5.500% Floor)	9.000%	10/1/2039	803,127	779,492	810,056
Total Hospitality Properties						2,441,712

Multi-Purpose Properties — 77.25%
5205 Orange LLC, Florida, 6/23/2022	5 Year U.S. Treasury + 4.500% (5.880% Floor)	5.880%	6/1/2031	1,399,489	1,363,226	1,328,532
Acworth Recycling LLC, Georgia, 1/14/2021	6.750% (6.750% Fixed)	6.750%	12/15/2029	283,980	275,826	266,676
AMAI Properties LLC, Georgia, 3/27/2026	5 Year Prime + 0.500% (5.500% Floor)	5.500%	3/26/2032	645,776	635,331	625,121
Ceeport Group LLC, Florida, 6/10/2021	6.500% (6.500% Fixed)	6.500%	3/19/2030	530,394	518,044	396,821
Cookson Holdings LLC, Lloyd’s Hardware LLC, Wisconsin, 6/28/2022	5 Year U.S. Treasury + 5.000% (6.500% Floor)	6.560%	4/1/2032	887,651	856,029	891,324
Dorris Fitness LLC, Georgia, 6/3/2021	6.750% (6.750% Fixed)	6.750%	1/28/2030	497,356	483,715	446,977
Duane Auto Sale LLC, California, 5/14/2021	5 Year Swap + 5.000% (6.250% Floor)	6.250%	5/1/2046	661,068	630,088	607,298
Fred Hairabidian, California, 5/3/2022	5 Year Swap + 4.750% (5.850% Floor)	5.850%	9/1/2046	490,593	465,677	482,670

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (continued) JUNE 30, 2026

Description, State(a), Acquisition Date (continued)	Stated Interest Rate	Effective Interest Rate		Maturity	Cost	Principal	Fair Value
Multi-Purpose Properties — (continued)
Grigorian Investments LLC, California, 9/2/2014	5 Year SOFR+ 4.500% (6.330% Floor)	7.643%		9/15/2039	$436,541	$424,923	$423,581
Jereme Lee James, California, 4/7/2021	5 Year Swap + 5.000% (6.500% Floor)	8.730%		2/1/2046	206,848	194,890	200,867
JPEG, Inc., Florida, 12/11/2020	5 Year Prime + 0.500% (6.500% Floor)	6.500%		8/1/2030	150,582	145,368	145,693
KES, Inc., Georgia, 12/9/2020	6.750% (6.750% Fixed)	6.750%		12/2/2029	445,211	434,204	429,641
Kiva Holdings and Kiran Fitness LLC, South Carolina, 6/17/2021	6.750% (6.750% Fixed)	6.750%		2/21/2030	722,359	703,312	687,065
Limitless Sun LLC, California, 3/7/2022	5 Year Constant Maturity Treasury + 4.450% (5.950% Floor)	5.950%		2/1/2047	645,131	612,634	630,119
Mortara Bakery Inc., California, 4/17/2026	Prime + 2.000% (7.500% Floor)	9.500%		6/1/2050	281,570	262,319	275,831
Nexelm LLC, California, 5/4/2022	5 Year Constant Maturity Treasury + 4.450% (5.950% Floor)	5.950%		1/1/2047	465,594	441,751	450,330
Nicholas Holdings LLC, Georgia, 11/8/2022	Prime + 0.500% (5.500% Floor)	5.500%		10/22/2031	2,542,852	2,474,959	2,384,078
Nowlin Properties LLC, California, 3/16/2022	5 Year Constant Maturity Treasury + 4.000% (5.780% Floor)	5.780%		3/1/2047	1,083,396	1,040,462	1,052,958
Oaks at Pooler LLC, Georgia, 6/30/2021	5 Year U.S. Treasury + 5.250% (6.250% Floor)	6.250%		4/1/2031	5,253,340	5,135,517	5,242,901
Pinar Truck Inc., Florida, 8/23/2021	5 Year Prime + 0.500% (5.500% Floor)	7.250%		4/23/2031	621,999	609,161	608,686
Royal Foods Mendota LLC, California, 5/6/2022	5 Year Constant Maturity Treasury + 4.290% (6.000% Floor)	6.000%		4/1/2047	792,332	753,767	722,169
Stanley Avenue Realty LLC, New York, 9/17/2014	4 Year SOFR+ 3.720% (5.370% Floor)	7.300	%(d)	9/15/2044	1,576,389	1,576,342	1,586,605
STMX Partners LLC, Georgia, 12/16/2020	5 Year Prime + 0.500% (6.000% Floor)	8.000%		10/15/2030	473,982	460,136	463,734
Uncle Pops LLC, California, 4/23/2021	5 Year Swap + 5.000% (6.180% Floor)	8.523%		3/1/2046	648,162	616,959	590,103
Total Multi-Purpose Properties							20,939,780

Total 504 First Lien Loans (identified cost of $24,501,751)							$23,381,492

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (continued) JUNE 30, 2026

Description, State(a), Acquisition Date (continued)	Stated Interest Rate	Effective Interest Rate		Maturity	Cost	Principal	Fair Value
USDA Rural Development Loans(b) — 17.65%
USDA Guaranteed — 4.64%
Bonumose, Inc., Virginia, 11/8/2022(c)	8.700% (7.700% Floor)	7.700	%(d)	11/7/2028	$481,695	$466,035	$420,122
Roebuck Fire District, South Carolina, 2/25/2022(c)	4.410% (4.410% Floor)	3.410	%(d)	5/6/2041	971,760	958,805	836,346
Total USDA Guaranteed							1,256,468

USDA Non-Guaranteed — 13.01%
Bonumose, Inc., Virginia, 11/8/2022(c)	8.700% (8.700% Fixed)	8.700%		11/7/2028	301,972	301,102	232,387
California Custom Processing LLC, California, 3/30/2026	7.481% to 3/30/2027 then 10 Year Constant Maturity Treasury + 3.350% (7.481% Floor)	7.481%		6/13/2052	712,500	712,500	707,662
Clarke Avenue Realty LLC, Delaware, 4/4/2022(c)(e)	5 Year Constant Maturity Treasury + 3.000% (5.340% Floor)	5.340%		4/1/2048	2,870,505	2,866,994	2,461,257
Roebuck Fire District, South Carolina, 1/26/2022(c)	4.410% (4.410% Fixed)	4.410%		5/6/2041	152,040	149,813	125,253
Total USDA Non-Guaranteed							3,526,559

Total USDA Rural Development Loans (identified cost of $5,490,472)							$4,783,027
Total Community Development Loans (identified cost of $29,992,223)							$28,164,519

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (continued) JUNE 30, 2026

	Shares	Fair Value
Short-Term Investments — 10.09%
Morgan Stanley Liquidity Fund - Institutional Class, 3.51%(f)	2,736,122	$2,736,122
Total Short-Term Investments (Cost $2,736,122)		2,736,122

Total Investments* — 114.00% Cost ($32,728,345)		30,900,641
Liabilities in Excess of Other Assets — (14.00)%		(3,794,406)
TOTAL NET ASSETS — 100.00%		$27,106,235

(a)	The states listed correspond to the location of the underlying collateral of the Community Development Loan, which may differ from the location of the borrower.

(b)

Community Development Loans are restricted as to resale. The cost and fair value as of June 30, 2026 was $29,992,223 and $28,164,519, respectively. Fair value is determined using significant unobservable inputs.

(c)

Represents an investment in the Community Development Loan through a participation agreement with a financial institution. A participation agreement typically results in a contractual relationship only with a financial institution, not with the borrower.

(d)

The effective rate is net of a sub-servicing fee collected on the Community Development Loan by the selling agent. As a result, the effective rate may be less than the Community Development Loan floor rate.

(e)	In default due to failure to meet minimum debt covenant requirements for debt service coverage ratio (DSCR).

(f)	The rate shown is the annualized 7-day yield as of June 30, 2026.

*	All investments and other assets are pledged as collateral on the credit facility (see note 10).

SOFR - Secured Overnight Financing Rate.

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (continued) JUNE 30, 2026

INVESTMENT TYPE AS A PERCENTAGE OF NET ASSETS BY STATE:

Hospitality Properties
New Jersey	6.02%
Washington	2.99%
Total Hospitality Properties	9.01%

Multi-Purpose Properties
California	20.05%
Florida	9.15%
Georgia	36.37%
New York	5.85%
South Carolina	2.54%
Wisconsin	3.29%
Total Multi-Purpose Properties	77.25%

USDA Guaranteed
South Carolina	3.09%
Virginia	1.55%
Total USDA Guaranteed	4.64%

USDA Non-Guaranteed
California	2.61%
Delaware	9.08%
South Carolina	0.46%
Virginia	0.86%
Total USDA Non-Guaranteed	13.01%

Short-Term Investments	10.09%

Total Investments	114.00%

Liabilities in Excess of Other Assets	(14.00)%

Total Net Assets	100.00%

See accompanying notes to financial statements.

Statement of Assets and Liabilities JUNE 30, 2026

Assets:
Investments in Community Development Loans, at fair value (cost $29,992,223)	$28,164,519
Short-term investments, at fair value (cost $2,736,122)	2,736,122
Receivables:
Interest	200,466
Paydowns	1,271
Prepaid commitment fees	3,304
Prepaid expenses	17,182
Other assets	5,510
Total Assets	31,128,374

Liabilities:
Payables:
Credit facility (see note 10)	3,081,975
Cash paid in advance for principal paydown	772,199
Audit	72,500
Advisory fees	26,344
Accounting and administration	16,332
Chief Compliance Officer	6,685
Transfer agent expense	4,079
Legal	3,047
Custodian expense	2,388
Accrued other expenses	7,753
Other Liabilities	28,837
Total Liabilities	4,022,139
Commitments and Contingencies (Note 6)

Net Assets	$27,106,235

Net Assets Consist of:
Paid in Capital (unlimited shares authorized, no par value)	$30,357,613
Total accumulated deficit	(3,251,378)
Net Assets	$27,106,235

Shares
Net assets applicable to outstanding shares	$27,106,235
Number of outstanding shares	2,863,032
Net asset value, maximum offering price and redemption price per share	$9.47

See accompanying notes to financial statements.

Statement of Operations FOR THE YEAR ENDED JUNE 30, 2026

Investment Income:
Interest	$1,940,953
Total Investment Income	1,940,953

Expenses:
Advisory fees	$433,993
Interest expense on credit facility (see note 10)	206,101
Legal expense	163,388
Accounting and administration expense	97,726
Trustees’ expense	96,000
Chief Compliance Officer expense	82,244
Audit expense	72,500
Insurance expense	34,835
Registration expense	25,724
Transfer agent expense	24,639
Commitment fee (see note 10)	16,796
Custodian expense	14,398
Printing expense	11,446
Miscellaneous expense	58,502
Total Expenses	1,338,292
Less: expenses waived (see note 6)	(102,745)
Net expenses	1,235,547
Net investment income	705,406

Net Change in Unrealized Depreciation on Investments:
Net change in unrealized depreciation on investments	(41,628)
Total net change in unrealized depreciation on investments	(41,628)

Net Increase in Net Assets from Operations	$663,778

See accompanying notes to financial statements.

Statements of Changes in Net Assets

	Year Ended June 30, 2026	Year Ended June 30, 2025
Increase (Decrease) in Net Assets From:
Operations:
Net investment income	$705,406	$1,025,896
Net change in unrealized appreciation (depreciation) on investments	(41,628)	975,731
Net increase in net assets from operations	663,778	2,001,627

Distributions to Shareholders:
Distributions	(754,732)	(1,031,484)
Total distributions to shareholders	(754,732)	(1,031,484)

Capital Transactions:
Reinvestment of distributions	543,746	657,328
Cost of shares redeemed	(4,692,331)	(6,955,192)
Net decrease from capital transactions	(4,148,585)	(6,297,864)

Total decrease in net assets	(4,239,539)	(5,327,721)

Net Assets:
Beginning of year	31,345,774	36,673,495
End of year	$27,106,235	$31,345,774

Capital Share Transactions:
Shares reinvested	57,060	69,873
Shares redeemed	(491,140)	(741,683)
Net decrease	(434,080)	(671,810)

See accompanying notes to financial statements.

Statement of Cash Flows FOR THE Year ENDED JUNE 30, 2026

Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$663,778
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Principal paydowns	5,696,173
Purchases of long-term investments	(1,645,385)
Net purchase of short-term investments	(2,352,582)
Increase in interest receivables	(31,524)
Decrease in receivables for principal paydowns	1,886
Increase in prepaid commitment fees	(432)
Decrease in prepaid expenses	452
Decrease in other assets	227
Increase in Cash paid in advance for principal paydown	772,199
Decrease in advisory fees	(17,212)
Decrease in accounting and administration expenses	(1)
Increase in chief compliance officer expense	4,186
Decrease in transfer agent expense	(22)
Decrease in legal expense	(9,715)
Decrease in custodian expense	(44)
Decrease in accrued other expenses	(2,878)
Increase in accrued other liabilities	2,829
Net realized paydown gains	63,988
Amortization of premium on investments	93,348
Net change in unrealized depreciation on investments	41,628
Net cash provided by operating activities	3,280,899

Cash Flows from Financing Activities:
Proceeds from credit facility	5,100,000
Repayment on credit facility	(3,477,582)
Shareholder redemptions paid	(4,692,331)
Cash distributions paid	(210,986)
Net cash used in financing activities	(3,280,899)

Net increase (decrease) in cash	—

Cash at beginning of year	—
Cash at end of period	$—

Supplemental disclosure of non-cash activity:
Non-cash financing activities from reinvestment of distributions	$543,746
Supplemental disclosure of cash activity:
Interest paid on borrowings	$206,101

See accompanying notes to financial statements.

Financial Highlights

Per share income and capital changes for a share outstanding throughout each year presented.

	Year Ended June 30, 2026	Year Ended June 30, 2025		Year Ended June 30, 2024	Year Ended June 30, 2023(1)	Year Ended June 30, 2022(1)
Net asset value, beginning of year	$9.51	$9.24		$9.20	$9.59	$9.94

Income (loss) from Investment Operations:
Net investment income(2)	0.23	0.29		0.30	0.29	0.22
Net realized and unrealized gain (loss) on investments	(0.02)	0.27		0.08	(0.34)	(0.34)
Total income (loss) from investment operations	0.21	0.56		0.38	(0.05)	(0.12)

Less Distributions:
Net investment income	(0.25)	(0.29)		(0.34)	(0.34)	(0.23)
Total distributions	(0.25)	(0.29)		(0.34)	(0.34)	(0.23)

Net asset value, end of year	$9.47	$9.51		$9.24	$9.20	$9.59

Total return(3)	2.24%	6.15%		4.20%	(0.50)%	(1.18)%

Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$27,106	$31,346		$36,673	$44,020	$55,224
Ratio of expenses to average net assets
Before waiver inclusive of interest expense	4.63%	4.08%		4.12%	3.63%	2.83%
After waiver inclusive of interest expense	4.27%	3.59	%(4)	2.95%	3.05%	2.39%
Before waiver exclusive of interest expense	3.86%	3.54%		3.42%	2.83%	2.68%
After waiver exclusive of interest expense	3.50%	3.05	%(4)	2.25%	2.25%	2.25%
Ratio of net investment income to average net assets	2.44%	3.05%		3.25%	3.10%	2.24%
Portfolio turnover rate	5%	0%		5%	9%	22%

(1)	Audit performed for the fiscal years indicated by the Fund’s prior independent registered public accounting firm.

(2)	Based on average shares outstanding for the period.

(3)	Total Return based on net asset value per share is the combination of changes in net asset value per share and reinvested distributions at net asset value per share, if any.

(4)	Effective November 1, 2024, the operating expense limitation was increased from 2.25% to 3.50% of the Fund’s average annual net assets (see note 6).

Senior Securities, year ended June 30:	2026	2025	2024	2023	2022
Total amount outstanding exclusive of treasury securities (000’s)	$3,082	$1,460	$1,382	$4,356	$2,070
Asset coverage, per $1,000 of borrowings	9,795	22,476	27,549	11,105	27,684
Asset coverage ratio	980%	2,248%	2,755%	1,111%	2,768%

See accompanying notes to financial statements.

Notes to Financial Statements June 30, 2026

1. Organization

Equalize Community Development Fund (the “Fund”) was organized as a Delaware statutory trust on July 29, 2013 and is registered with the Securities and Exchange Commission (the “SEC”) as a closed-end, non-diversified management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), that operates as an “interval fund” pursuant to Rule 23c-3 under the 1940 Act. The Fund is managed by Equalize Capital LLC (the “Adviser”), a Puerto Rico limited liability company registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). Three officers of the Fund are officers and members of the Adviser. Government Loan Solutions, Inc. (“GLS”) has contracted with the Fund to provide valuation services related to the Fund’s investments. Robert O. Judge, a former portfolio manager for the Fund, is the chief executive officer of GLS. The offering of shares of beneficial interest in the Fund (the “Shares”) is registered under the Securities Act of 1933, as amended (the “Securities Act”). Shares are offered on a continuous basis monthly (generally as of the last business day of each month) at the net asset value (“NAV”) per Share. There are an unlimited number of authorized Shares.

The Fund’s investment objectives are to provide current income, consistent with the preservation of capital, and to enable institutional Fund investors that are subject to regulatory examination for CRA compliance to claim favorable regulatory consideration of their investment under the Community Reinvestment Act of 1977, as amended (the “CRA”). The Fund seeks to achieve its objective by investing primarily in a portfolio of loans that are eligible for CRA treatment as community development loans or qualified investments (“Community Development Loans”), including investments in 504 First Lien Loans (“504 First Lien Loans”) secured by owner-occupied commercial real estate, which represent the non-guaranteed portion of a U.S. Small Business Administration (“SBA”) Section 504 transaction, loans originated under the U.S. Department of Agriculture’s Rural Development (“USDA RD Loans”) programs and loans issued by the Bureau of Indian Affairs (“BIA Loans”). 504 First Lien Loans are made by financial institutions and other lenders to small businesses for the purchase or improvement of land and buildings. 504 First Lien Loans are not guaranteed by the SBA, the U.S. government or by its agencies, instrumentalities or sponsored enterprises. USDA RD Loans and BIA Loans are generally partially guaranteed by the applicable agency, but the Fund may invest in either the guaranteed or non-guaranteed portions of these loans.

2. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is an investment company and follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services-Investment Companies. In the normal course of business, the Fund has entered into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Investment Valuation – Investments for which market quotations are readily available are valued at current market value, and all other investments are valued at fair value as determined in good faith by the Fund’s Board of Trustees (the “Board”), in accordance with the policies and procedures (the “Valuation Procedures”) adopted by the Board. The Board has a standing valuation committee (the “Valuation Committee”) that is composed of members appointed by the Board. The Valuation Committee operates under the Valuation Procedures approved by the Board. The Valuation Committee makes quarterly reports to the Board concerning investments for which market quotations are not readily available. Investments in money market funds (short-term investments) are valued at the closing NAV per share.

Notes to Financial Statements June 30, 2026

2. Accounting Policies (continued)

Community Development Loans – The fair values of Community Development Loans are analyzed using a pricing methodology designed to incorporate, among other things, the present value of the projected stream of cash flows on such investments (the “discounted cash flow” methodology). This pricing methodology takes into account a number of relevant factors, including changes in prevailing interest rates, yield spreads, the Borrower’s creditworthiness, the debt service coverage ratio, lien position, delinquency status, frequency of previous late payments and the projected rate of prepayments. Newly purchased loans are fair valued at cost and subsequently analyzed using the discounted cash flow methodology. Loans with a pending short payoff will be fair valued at the anticipated recovery rate. Valuations of Community Development Loans are determined no less frequently than weekly.

Investment Transactions and Income – Investment transactions are recorded on the trade date basis. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount using the effective yield. Fees associated with loan amendments, paydown gains/losses, and prepayment penalties are recognized immediately. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Community Development Loans will be placed in non-accrual status and related interest income reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful as identified by the Adviser as part of the valuation process. During forbearance periods, any interest and fees on deferred payments will be added to the principal amount and re-amortized over the remaining life of the Community Development Loan. There will be no impact to the maturity date of the loan.

Distributions to Shareholders – The Fund expects to declare and pay dividends of net investment income quarterly and net realized capital gains annually. Unless shareholders specify otherwise, dividends will be reinvested in Shares of the Fund.

Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes – The Fund intends to elect and to qualify each year to be treated as a regulated investment company under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended. In order to so qualify, the Fund must meet certain requirements with respect to the sources of its income, the diversification of its assets and the distribution of its income. If the Fund qualifies as a regulated investment company, it will not be subject to federal income or excise tax on income or net capital gains that it distributes in a timely manner to its shareholders in the form of investment company taxable income or net capital gain distributions.

Accounting for Uncertainty in Income Taxes – GAAP requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax return to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

GAAP requires management of the Fund to analyze all open tax years for all major jurisdictions, which the Fund considers to be its federal and relevant state income tax filings. The open tax years for the Fund include the current year plus the prior three tax years. As of and during the year ended June 30, 2026, the Fund did not record a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Notes to Financial Statements June 30, 2026

2. Accounting Policies (continued)

Expenses – Fund expenses are charged to the Fund and recorded on an accrual basis. Commitment fees incurred are prepaid and amortized over the term of the credit facility.

Fair Value Measurements – Under GAAP for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

●	Level 1 – Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date.

●	Level 2 – Other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

●	Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investment).

The following table sets forth information about the levels within the fair value hierarchy at which the Fund’s investments are measured as of June 30, 2026:

	Level 1	Level 2	Level 3	Total
Hospitality Properties	$—	$—	$2,441,712	$2,441,712
Multi-Purpose Properties	—	—	20,939,780	20,939,780
USDA Guaranteed	—	—	1,256,468	1,256,468
USDA Non-Guaranteed	—	—	3,526,559	3,526,559
Short-Term Investments	2,736,122	—	—	2,736,122
Total Investments	$2,736,122	$—	$28,164,519	$30,900,641

For the year ended June 30, 2026, there were no transfers into or out of Level 3.

Notes to Financial Statements June 30, 2026

2. Accounting Policies (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments	Balance as of June 30, 2025	Purchase and funding of investments	Proceeds from sales and principal payments*	Net realized loss on investments	Net change in unrealized appreciation (depreciation) on investments	Amortization of discount and premium	Balance as of June 30, 2026
Hospitality Properties(1)	$2,755,235	$—	$(61,534)	$—	$(241,188)	$(10,801)	$2,441,712
Multipurpose Properties(2)	25,304,341	932,885	(5,499,384)	—	276,827	(74,889)	20,939,780
USDA Guaranteed(3)	1,424,045	—	(94,067)	—	(66,388)	(7,122)	1,256,468
USDA Non- Guaranteed(4)	2,930,650	712,500	(105,176)	—	(10,879)	(536)	3,526,559
Total Investments	$32,414,271	$1,645,385	$(5,760,161)	$—	$(41,628)	$(93,348)	$28,164,519

*	Inclusive of net realized paydown losses and prepayment penalty fees received.

(1)	Change in unrealized appreciation/depreciation from Hospitality Properties held at June 30, 2025 is $(241,188).

(2)	Change in unrealized appreciation/depreciation from Multi-Purpose Properties held at June 30, 2025 is $303,221.

(3)	Change in unrealized appreciation/depreciation from USDA Guaranteed Properties held at June 30, 2025 is $(66,388).

(4)	Change in unrealized appreciation/depreciation from USDA, Non-Guaranteed Properties held at June 30, 2025 is $(6,041).

The following is a summary of quantitative information about significant unobservable valuation inputs for Level 3 fair value measurements for investments held as of June 30, 2026:

Type of Level 3 Investments	Fair Value as of June 30, 2026	Valuation Technique	Unobservable Inputs	Weighted Average	Range	Impact to Fair Value from an Increase in Input
Hospitality Properties	$2,441,712	Discounted Cash Flows	Purchase Price	$104.87	$104 - 105	Decrease**
			Debt Service Coverage Ratio	0.80	0.57 – 1.35	N/A*
			Effective Loan to Value Ratio	42.91%	40% - 50%	Decrease
			Average Personal Credit Score	717	687 - 730	N/A*

Notes to Financial Statements June 30, 2026

2. Accounting Policies (continued)

Type of Level 3 Investments	Fair Value as of June 30, 2026	Valuation Technique	Unobservable Inputs	Weighted Average	Range	Impact to Fair Value from an Increase in Input
Multipurpose Properties	$20,939,780	Discounted Cash Flows	Purchase Price	$103.81	$100 - 107	Decrease**
			Debt Service Coverage Ratio	1.63	0.57 – 3.50	N/A*
			Effective Loan to Value Ratio	50.72%	18% - 79%	Decrease
			Average Personal Credit Score	743	616 - 798	N/A*
USDA Guaranteed	$1,256,468	Discounted Cash Flows	Purchase Price	$103.60	$102 - 108	Decrease**
			Debt Service Coverage Ratio	2.17	1.28 – 2.60	N/A*
			Effective Loan to Value Ratio	45.42%	36% - 50%	Decrease
			Average Personal Credit Score	800	800 - 800	N/A*
USDA Non- Guaranteed	$3,526,559	Discounted Cash Flows	Purchase Price	$100.21	$100 - 102	Decrease**
			Debt Service Coverage Ratio	0.88	-1.48 – 6.28	N/A*
			Effective Loan to Value Ratio	70.47%	36% - 79%	Decrease
			Average Personal Credit Score	747	704 - 800	N/A*
Total Level 3 Investments	$28,164,519

*	A decrease in the input would result in a decrease in fair value.

**	An increase in the spread from the Fund’s purchase price to the benchmark utilized within the fair value methodology would result in a decrease in fair value.

3. Concentration of Risk

Community Development Loans Risk – The Fund predominantly invests in fixed or variable rate Community Development Loans arranged through private negotiations between individuals, agricultural producers, small business borrowers, public bodies, federally-recognized Indian Tribes and non-profit businesses (each, a “Borrower”) and one or more Financial Institutions or Non-Bank Lenders. Community Development Loans are secured by collateral and have a claim on the assets of the Borrower that is senior to a second lien held by a CDC in the case of a 504 First Lien Loan and any claims held by

Notes to Financial Statements June 30, 2026

3. Concentration of Risk (continued)

unsecured creditors. The Community Development Loans the Fund will invest in are not rated. Community Development Loans are subject to a number of risks described elsewhere in the Fund’s Prospectus, including credit risk, liquidity risk, valuation risk and interest rate risk.

Although the Community Development Loans in which the Fund will invest will be secured by collateral, there can be no assurance that such collateral can be readily liquidated or that the liquidation of such collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal, which could result in substantial loss to the Fund.

In the event of the bankruptcy or insolvency of a Borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Community Development Loan. In the event of a decline in the value of the already pledged collateral, the Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the Borrower’s obligations under the Community Development Loan.

In general, the secondary trading market for Community Development Loans is not fully developed. No active trading market may exist for certain Community Development Loans, which may make it difficult to value them. Illiquidity and adverse market conditions may mean that the Fund may not be able to sell certain Community Development Loans quickly or at a fair price. To the extent that a secondary market does exist for certain Community Development Loans, the market for them may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

If legislation or state or federal regulations impose additional requirements or restrictions on the ability of Financial Institutions or Non-bank Lenders to make Community Development Loans, the availability of Community Development Loans for investment by the Fund may be adversely affected. In addition, such requirements or restrictions could reduce or eliminate sources of financing for certain Borrowers.

There may be less readily available information about Community Development Loans and the Borrowers than is the case for investments in many other types of securities. Community Development Loans are issued to Borrowers that are not subject to SEC reporting requirements. As a result, the Adviser will rely primarily on its own evaluation of a Borrower’s credit quality rather than on any available independent sources. Therefore, the Fund will be particularly dependent on the analytical abilities of the Adviser.

The Fund may invest in Community Development Loans through participations with Financial Institutions and, in the case of participations in USDA RD Loans and BIA Loans, through participations with Non-bank Lenders. Non-bank Lenders issuing USDA RD Loans are subject to a rigorous approval process that evaluates the experience, servicing capabilities, capitalization, warehouse financing and track record of issuing loans. A participation typically results in a contractual relationship only with the Financial Institution or Non-bank Lender selling the participation interest, not with the Borrower. In purchasing participations, the Fund generally will have no direct right to enforce compliance by the Borrower with the terms of the loan agreement and, depending on the terms of the participation agreement, the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation and will be subject to the manner in which the Financial Institution or Non-bank Lender enforces the terms of the loan agreement with the Borrower. As a result, the Fund will be exposed to the credit risk of both the Borrower and the Financial Institution or Non-bank Lender selling the participation.

Credit Risk – Credit risk is the risk that one or more debt instruments in the Fund’s portfolio will decline in price or fail to pay interest or principal when due because the borrower experiences a decline in its financial status. Losses may occur because the market value of a debt security is affected by the creditworthiness of the issuer and by general economic and specific industry conditions.

Notes to Financial Statements June 30, 2026

3. Concentration of Risk (continued)

Qualification for CRA Credit Risk – Although the Adviser believes that the Fund’s Community Development Loan investments will have the community development qualities that are eligible for favorable consideration as community development loans and qualified investments under the CRA, there is no guarantee that an investor will receive CRA credit for an investment in the Fund.

Geographic Concentration Risk – The Fund’s Community Development Loan investments are currently concentrated in California and Georgia. As a result, the Fund may be more susceptible to being adversely affected by any single occurrence in California and Georgia.

Mortgaged properties in California may be particularly susceptible to certain types of hazards, such as earthquakes, floods, mudslides, wildfires and other natural disasters, for which there may or may not be insurance. Mortgaged properties in Georgia may be particularly susceptible to economic risks of the state and certain types of hazards such as tornadoes, hurricanes, floods and other natural disasters, for which there may not be insurance. As of June 30, 2026, 36.37% and 22.66% of the Fund’s investments (as a percentage of net assets) were associated with properties located in Georgia and California, respectively. Mortgaged properties in other states similarly may be adversely affected by natural disasters for which there may not be insurance and which could result in substantial loss to the Fund.

Valuation Risk – Unlike publicly traded equity securities that trade on national exchanges, there is no central place or exchange for Community Development Loans to trade. Due to the lack of centralized information and trading, the Adviser’s judgment plays a greater role in the valuation process and the valuation of Community Development Loans. Uncertainties in the conditions of the financial market, unreliable reference data, lack of transparency and inconsistency of valuation models and processes, including the inability to obtain timely and/or accurate information for model inputs may lead to inaccurate asset pricing. In addition, other market participants may value instruments differently than the Fund, and therefore the actual amount received in the sale of the Community Development Loan may be less than the fair value of such loan, as determined by the Fund.

Recent Market Events Risk – U.S. and international markets have experienced and may continue to experience significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including uncertainties regarding inflation and central banks’ interest rate changes, the possibility of a national or global recession, trade tensions and tariffs, political events, armed conflict, war and geopolitical conflict. Market volatility within the U.S. may cause disruptions to the operations of small business borrowers that may utilize the Community Development Loans in which the Fund invests and may have adverse effects on their long-term health and viability. As a result, the market for certain Community Development Loans and the value of Community Development Loans held by the Fund could be negatively affected by these market conditions and may also be negatively affected in the future by increased rates of default and foreclosure, loan repayment deferral or forbearance requests by borrowers, lower loan origination volumes and the availability of other government loan and relief programs. In addition, the impact of the factors noted above may exacerbate certain risks discussed in the Fund’s Prospectus, including Community Development Loans risk, hospitality industry concentration risk, credit risk, valuation risk, liquidity risk and interest rate risk. Governmental and regulatory actions, including tax law changes, may also impair portfolio management and have unexpected or adverse consequences on particular markets, strategies, or investments. Policy and legislative changes in the U.S. and in other countries are affecting many aspects of financial regulation and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. In addition, economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected. The Adviser will monitor developments and seek to manage the Fund in a manner consistent with achieving the Fund’s investment objectives, but there can be no assurance that it will be successful in doing so.

For other risks associated with the Fund and its investments please refer to the “Risks” section in the Fund’s current Prospectus.

Notes to Financial Statements June 30, 2026

4. Periodic Repurchase Offers

The Fund will make periodic offers to repurchase a portion of its outstanding Shares at NAV per Share. Effective February 18, 2022, the Fund has adopted a fundamental policy to make repurchase offers once every three months. The Fund will offer to repurchase 5% of its outstanding Shares unless the Board has approved a different amount (not less than 5% and not more than 25% of its outstanding Shares) for a particular repurchase offer. The Fund does not currently expect to charge a repurchase fee.

For the year ended June 30, 2026, the Fund had the following repurchase offers:

Repurchase Offer Notice	Repurchase Request Deadline	Repurchase Pricing Date	Repurchase Offer Amount	% of Shares Repurchased	Number of Shares Repurchased
June 10, 2025	July 11, 2025	July 25, 2025	5%	5%	164,856
September 9, 2025	October 3, 2025	October 17, 2025	5%	5%	157,348
December 9, 2025	January 9, 2026	January 23, 2026	5%	0.6%	18,943
March 10, 2026	April 10, 2026	April 24, 2026	5%	5%	149,993

5. Administration, Distribution, Transfer Agency and Custodian Agreements

The Fund and its administrator, UMB Fund Services, Inc. (“UMBFS”), are parties to an administration agreement under which UMBFS provides administrative and fund accounting services.

UMBFS also serves as the transfer agent and dividend disbursing agent for the Fund.

UMB Bank, N.A. serves as the custodian and escrow agent (the “Custodian”) for the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased and sold by the Fund.

The Fund and J. Alden Associates, Inc. (the “Distributor”) are parties to a distribution agreement under which the Distributor acts as the distributor and principal underwriter for the Fund.

6. Investment Advisory Agreement

The Fund has entered into an investment advisory agreement (the “Investment Advisory Agreement”) with the Adviser, effective May 1, 2019, as amended February 18, 2022. Under the Investment Advisory Agreement, the Adviser makes investment decisions for the Fund and continuously reviews, supervises and administers the investment program of the Fund, subject to the supervision of, and policies established by, the Board. For providing these services, the Adviser will receive a fee from the Fund, accrued daily and paid monthly, at an annual rate equal to 1.50% of the Fund’s average daily net assets. In addition, the Adviser has contractually agreed to waive or reduce its advisory fees and/or reimburse expenses of the Fund to ensure that total annual fund operating expenses (“Total Annual Expenses”) after fee waiver and/or expense reimbursement (excluding interest, leverage interest (i.e., any expenses incurred in connection with borrowings made by the Fund), taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) will not exceed 3.50% of the Fund’s average annual net assets pursuant to an operating expenses limitation agreement dated September 24, 2024 (the “Operating Expenses Limitation Agreement”). Under the terms of the Operating Expenses Limitation Agreement, the Adviser is permitted to be reimbursed in any subsequent month in the three-year period from the date of the fee waiver and/or expense reimbursement if the aggregate amount actually paid by the Fund toward operating expenses for such month (taking into account the reimbursement) will not cause the Fund to exceed the lesser of: (a) the expense limitation in

Notes to Financial Statements June 30, 2026

6. Investment Advisory Agreement (continued)

effect at the time of the fee waiver and/or expense reimbursement; or (b) the expense limitation in effect at the time of the reimbursement. The Operating Expenses Limitation Agreement is in effect through at least October 31, 2026, and may be terminated only by, or with the consent of, the Board.

For the year ended June 30, 2026, the Adviser waived expenses totaling $102,745 that are subject to reimbursement.

As of June 30, 2026, the Adviser’s fees and expenses subject to reimbursement were as follows:

June 30, 2027	June 30, 2028	June 30, 2029
$462,863	$165,453	$102,745

7. Investment Transactions

For the year ended June 30, 2026, there were proceeds from principal payments of $5,696,173 and long-term purchases of $1,645,385 in the Fund.

8. Federal Tax Information

At June 30, 2026, gross unrealized appreciation (depreciation) of investments owned by the Fund, based on cost for federal income tax purposes, were as follows:

Cost of investments	$32,728,345
Gross unrealized appreciation	20,817
Gross unrealized depreciation	(1,848,521)
Net unrealized depreciation on investments	$(1,827,704)

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended June 30, 2026, permanent differences in book and tax accounting resulting primarily from differing treatments for amortization of organizational costs have been reclassified to paid in capital and total accumulated deficit as follows:

Increase (Decrease)
Paid in Capital	Total Accumulated Deficit
$14,662	$(14,662)

Notes to Financial Statements June 30, 2026

8. Federal Tax Information (continued)

As of June 30, 2026, the components of distributable earnings (accumulated deficit) on a tax basis for the Fund were as follows:

Undistributed ordinary income	$—
Undistributed long-term gains	—
Tax accumulated earnings	—
Accumulated capital and other losses	(1,423,674)
Unrealized depreciation on investments	(1,827,704)
Total distributable earnings (accumulated deficit)	$(3,251,378)

As of June 30, 2026, the Fund had a short-term capital loss carry forward of $58,494 and long-term capital loss carry forward of $1,365,180 To the extent that the Fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryforward. Future capital loss carry forward utilization in any given year may be subject to Internal Revenue Code limitations.

The tax character of distributions paid during the fiscal years ended June 30, 2026 and June 30, 2025 were as follows:

	2026	2025
Distribution paid from:
Ordinary income	$754,732	$1,031,484
Long-term capital gains	—	—
Total Distributions	$754,732	$1,031,484

9. Control Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities creates a presumption of control of the Fund, under Section 2(a)(9) of the 1940 Act. As of June 30, 2026, there was no ownership in the Fund over 25%.

10. Revolving Credit Agreement

Effective September 10, 2025, the Fund renewed its secured, revolving line of credit facility with Midwest BankCentre, with a maximum principal amount of $10 million. The maturity date of the line of credit facility is September 10, 2026. The line of credit facility is secured by all of the Fund’s assets. Collateral for the line of credit facility is held by the Custodian for 504 First Lien Loans and short-term investments, or by the originating lender in the case of loan participations for USDA RD Loans. The interest rate on the line of credit facility is equal to the greater of (i) the Prime Rate in effect on such day, or (ii) 6.75%. During the year ended June 30, 2026, the average principal balance outstanding and related average interest rate was approximately $2,900,480 and 7.10% per annum, respectively, and the maximum outstanding balance of the credit facility during the year ended June 30, 2026 was $4,121,507 during the period from October 16, 2025 through October 28, 2025. At June 30, 2026, the principal balance outstanding was $3,081,975 at an interest rate of 6.75% per annum. During the year ended June 30, 2026, the Fund recorded $206,101 in interest expense and $16,796 in commitment fees.

Notes to Financial Statements June 30, 2026

11. Segment Reporting

In accordance with the FASB Accounting Standards Update (ASU) 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures, the Fund has evaluated its business activities and determined that the Fund is deemed to be an individual reporting segment and is not part of a consolidated reporting entity. The investment objective and principal investment strategies of the Fund are used by the Adviser to make investment decisions, and the results of the operations, as shown on the Statement of Operations and the Financial Highlights for the Fund, are utilized for the day-to-day management of the Fund. The Fund is a party to the Operating Expenses Limitation Agreement (see Note 6) and there are no resources allocated to the Fund based on performance measurements. Joseph Gladue, the Fund’s Principal Financial Officer, is deemed to be the Chief Operating Decision Maker with respect to the Fund.

12. New Accounting Pronouncements

In the reporting period, the Fund adopted FASB Accounting Standards Update 2023-09, Income Taxes (Topic 740) — Improvements to Income Tax Disclosures (ASU 2023-09), which enhances income tax disclosures, including disclosure income taxes paid disaggregated by jurisdiction. Adoption of the new standard did not materially impact financial statement disclosures and did not affect the Fund’s financial position or the results of its operations.

13. Subsequent Events

The Fund has evaluated the events and transactions through the date the financial statements were issued and determined there were no subsequent events that required adjustments to or disclosure of in the financial statements except for the following:

As of June 30, 2026, the Fund had one ongoing quarterly repurchase offer, which had repurchase requests as follows:

Repurchase Offer Notice	Repurchase Request Deadline	Repurchase Pricing Date	Repurchase Offer Amount	% of Shares Repurchased	Number of Shares Repurchased
June 9, 2026	July 10, 2026	July 24, 2026	5%	5%	143,151

Report of Independent Registered Public Accounting Firm

Board of Trustees of
Equalize Community Development Fund
Wayne, Pennsylvania

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Equalize Community Development Fund (the “Fund”), including the schedule of investments, as of June 30, 2026, the related statement of operations and the statement of cash flows for the year ended June 30, 2026, the statements of changes in net assets for each of the two years ended June 30, 2026 and the financial highlights for each of the three years ended June 30, 2026, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2026, the results of its operations, the change in its net assets, its cash flows and the financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

The financial highlights for each of the two years in the period ended June 30, 2023 have been audited by other auditors, whose report dated September 20, 2023 expressed an unqualified opinion on such financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the Fund’s auditor since 2024.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2026 by correspondence with the custodians. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
August 27, 2026

Other Information (Unaudited) JUNE 30, 2026

Proxy Voting

For a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, please call the Fund at 855-386-3504 and request a Statement of Additional Information. One will be mailed to you free of charge. The Statement of Additional Information is also available on the SEC’s website at http://www.sec.gov.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Fund at 855-386-3504 or by accessing the SEC’s website http://www.sec.gov.

Disclosure of Portfolio Holdings

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.

Basis for Trustees’ Approval of Investment Advisory Agreement (Unaudited)

At a meeting of the Board held on February 10, 2026 (the “Board Meeting”), the Board, including a majority of the Trustees who are not “interested persons” of the Fund as defined by the Investment Company Act of 1940, as amended (the “Independent Trustees”), approved the renewal of the investment advisory agreement (the “Advisory Agreement”) between Equalize Community Development Fund (the “Fund”) and Equalize Capital LLC (the “Adviser”).

The Board reviewed the Section 15(c) response letter and related materials (including a profitability analysis prepared by the Adviser, the Adviser’s organizational chart, information relating to the Adviser’s compliance program and related risk assessment, a copy of the Adviser’s registration statement on Form ADV, a copy of the Adviser’s financial statements, a copy of the Adviser’s business continuity plan and information relating to the implementation and operational effectiveness thereof, and detailed comparative information relating to the Fund’s performance, management fees and total annual fund operating expenses) provided by the Adviser in advance of the Meeting and included in the meeting materials.

The Board then discussed with counsel to the Fund and counsel to the Independent Trustees the relevant factors to be considered in determining whether to approve the renewal of the Advisory Agreement, including the following: (1) the nature, extent, and quality of the services provided by the Adviser to the Fund; (2) the investment performance of the Adviser and the Fund; (3) the cost of the services provided and the profits realized by the Adviser from services rendered to the Fund, including comparative fee and expense data for the Fund; (4) the extent to which economies of scale would be realized as the Fund grows and whether the advisory fee for the Fund reflects these economies of scale for the benefit of the Fund; and (5) other benefits to the Adviser resulting from services rendered to the Fund. In its deliberations, the Board did not identify any particular factor that was all-important or controlling, but rather considered these factors collectively in light of the Fund’s surrounding circumstances.

Nature, Extent and Quality of Services Provided to the Fund. The Board considered the scope of services performed by the Adviser under the Advisory Agreement. In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed the resources and financial condition of the Adviser and certain of its affiliates, as well as the continued roles of Lee Calfo, Joseph Gladue and Buck Burns, the Fund’s portfolio managers. The Adviser’s registration statement on Form ADV was provided to the Board, as was the Adviser’s Section 15(c) due diligence response letter and related materials that included, among other things, information about the background and experience of the portfolio managers who will continue to be primarily responsible for the day-to-day management of the Fund. The Board also considered other services provided to the Fund by the Adviser, such as monitoring adherence to the Fund’s investment restrictions and monitoring compliance with various Fund policies and procedures, including the valuation of Fund portfolio holdings, loan servicing, and applicable legal and regulatory requirements. The Board discussed the Adviser’s handling of compliance matters, including the reports of the Fund’s chief compliance officer on the effectiveness of the Adviser’s compliance program, and the Adviser’s marketing activity, efforts to grow Fund assets, and continuing commitment to the Fund. Based on the factors above, as well as those discussed below, the Board concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that the nature, extent and overall quality of the management services provided to the Fund, as well as the Adviser’s compliance program, were satisfactory and reliable.

Investment Performance of the Adviser and the Fund. The Board reviewed the Fund’s performance for various periods ended December 31, 2025. In assessing the quality of the portfolio management services of the Adviser, the Board compared the short-term and longer-term performance of the Fund on both an absolute basis and in comparison to benchmark indices, specifically the Bloomberg U.S. Aggregate Bond Index, the ICE BofA 1-3 Year U.S. Corporate & Government Bond Index and the ICE BofA 3-5 Year U.S. Corporate & Government Bond Index. The Board also reviewed the Fund’s performance in comparison to a peer group of closed-end funds prepared by the Fund’s administrator, UMB Fund Services, Inc., using publicly-available data for funds in the Fund’s designated Morningstar, Inc. category, specifically the U.S. Closed End Private Debt-Direct Lending category (the “Peer Group”). The Board noted that the Adviser did not manage any other accounts

Basis for Trustees’ Approval of Investment Advisory Agreement (Unaudited)

with the same or similar investment strategies as the Fund. Although past performance is not a guarantee or indication of future results, the Board determined that the performance obtained by the Adviser was satisfactory under current market conditions and the Fund and its shareholders were likely to benefit from the Adviser’s continued management of the Fund.

Cost of Services Provided and Profits Realized by the Adviser. The Board considered the cost of services and the structure of the Adviser’s management fee, including a review of the expenses analyses and other pertinent material with respect to the Fund. The Board reviewed the related statistical information and other materials provided, including the comparative expenses, expense components and the Peer Group funds. The Board considered the cost structure of the Fund relative to the Peer Group and a private pooled investment vehicle managed by the Adviser, as well as the management fee waivers provided by the Adviser. The Board took into consideration that the Adviser had contractually agreed to limit the total annual operating expenses of the Fund to 3.50% of the Fund’s average annual net assets through at least October 31, 2026, which has resulted in the Adviser waiving a significant portion of its management fees and the Adviser has not recouped those waivers from the Fund. The Board also evaluated the profitability of the Adviser from its relationship with the Fund.

The Board noted that the Fund’s contractual management fee of 1.50% was above the Peer Group median (1.25%) and Peer Group average (1.29%), but not unreasonably so. The Board also noted that the Fund’s current total expense ratio (net of management fee waivers and expense reimbursements and including estimated interest expenses on borrowed funds relating to the Fund’s line of credit) of 4.04% ranked below the Peer Group median (4.49%) and the Peer Group average (5.12%). The Board also took into account the unique nature of the Fund’s investment portfolio and the Adviser’s cost structure to continue to provide advisory services to the Fund.

The Board concluded that the Fund’s expenses and the management fees paid to the Adviser were fair and reasonable in light of the comparative performance, expense and management fee information. The Board noted, based on a profitability analysis prepared by the Adviser, that the Adviser’s profit from sponsoring the Fund had not been, and currently was not, excessive, and the Board further concluded that the Adviser had maintained adequate profit levels to support its services to the Fund, despite subsidizing the Fund’s operations.

Economies of Scale. The Board noted that the Adviser is likely to realize economies of scale in managing the Fund as assets grow in size. The Board also noted that through management fee waivers, the Adviser was in effect providing access to economies of scale to the Fund and its shareholders that may not have been achieved until the Fund reached significantly higher asset levels. With respect to the Adviser’s current fee structure and applicable management fee waivers, the Board concluded that the current fee structure was reasonable and reflected a sharing of economies of scale between the Adviser and the Fund at the Fund’s current asset level.

Benefits Derived from the Relationship with the Fund. The Board considered the direct and indirect benefits that could be received by the Adviser from its association with the Fund. The Board determined that the benefits the Adviser may receive, including greater name recognition and the ability to attract additional investor assets, appear to be reasonable, and in many cases, may benefit the Fund.

Based on all of the information considered, the Board concluded that the terms of the Advisory Agreement are fair and reasonable and that the renewal of the Advisory Agreement was in the best interests of the Fund and its shareholders.

Trustees and Officers (Unaudited) June 30, 2026

Information pertaining to the Trustees and officers of the Fund is set forth below. Trustees who are not “interested persons” of the Fund as that term is defined in the 1940 Act are referred to as “Independent Trustees.” Unless otherwise noted, the business address of each Trustee or officer is c/o Equalize Community Development Fund, 37 West Avenue, Suite 301, Wayne, PA 19087.The business address for Mr. Gladue is c/o Equalize Capital LLC, 151 Calle de San Francisco, Suite 200 PMB 5333, San Juan, PR 00901-1607.The business address for Mr. Pelos is c/o CRC-Oyster, 4128 Innslake Dr., Glen Allen, VA 23060.The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling the Fund at 855-386-3504.

Name and Year of Birth	Position with Fund and Length of Term	Principal Occupations in the Past 5 Years(1)	Number of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held in the Past 5 Years
Independent Trustees
J. Clay Singleton, Ph.D., CFA Born: 1947	Trustee (Indefinite term; since 2013)	Retired; Principal in Marshall-Singleton (fiduciary liability consulting firm) (2017-2023); Professor Emeritus of Finance, Crummer Graduate School of Business, Rollins College (2002-2017)	1	N/A
Cornelius J. Lavelle Born: 1944	Trustee (Indefinite term; since 2013)	Retired; Director-Institutional Equities, Citigroup Global Markets Inc. (multinational financial services firm) (1997-2009)	1	N/A
George Stelljes, III Born: 1961	Chairman of the Board (Indefinite term; since August 2016) and Trustee (Indefinite term; since 2013)	Managing Partner, St. John’s Capital, LLC (private investment fund) (since 2012)	1

Trustee, Gladstone Alternative Income Fund (closed-end interval fund) (since 2026); Director, Gladstone Capital Corporation (publicly-traded business development company), Gladstone Commercial Corporation (publicly-traded real estate investment trust), Gladstone Investment Corporation (publicly-traded business development company) and Gladstone Land Corporation (publicly-traded real estate investment trust) (since 2026); Director and Chairman of Valuation Committee, Oxford Square Capital Corp. (f/k/a TICC Capital Corp.) (business development company) (since 2016); Director, Intrepid Capital Corporation (asset management firm) (2003-2021)

Trustees and Officers (Unaudited) JUNE 30, 2026

Name and Year of Birth	Position with Fund and Length of Term	Principal Occupations in the Past 5 Years(1)	Number of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held in the Past 5 Years
Jorge A. Junquera Born: 1948	Trustee (Indefinite term; since 2020)	Managing Partner of Kohly Capital, LLC (private investment firm) (since 2016)	1	Director, EVERTEC, Inc. (transaction processing company) (since 2012); Director, Sacred Heart University (Puerto Rico) (since 2014)
Officers
Lee A. Calfo Born: 1977	President and Principal Executive Officer (Indefinite term; since 2019)

Chief Executive Officer and Portfolio Manager, Equalize Capital LLC (investment advisory firm) (since 2019); Chief Executive Officer, Alden Insurance Associates, LLC (insurance brokerage firm) (since 2025); Chief Executive Officer, Alden Investment Advisors, LLC (investment advisory firm) (since 2021) Managing Partner, American Home Opportunity Mortgage Fund (private partnership fund) (since 2020); Chief Executive Officer, J. Alden Associates, Inc. (broker-dealer) (since 2018); Chief Executive Officer, Alden Capital Management, Inc. (asset management firm) (since 2018); Chief Executive Officer and Portfolio Manager, Bluestone Capital Management, LLC (investment advisory firm) (2010-2020); President, MCG Securities LLC (broker-dealer) (2012-2017)

			N/A	N/A
Joseph Gladue Born: 1959	Treasurer, Principal Financial Officer and Principal Accounting Officer (Indefinite term; since 2019)

Chief Financial Officer and Portfolio Manager, Equalize Capital LLC (investment advisory firm) (since 2019); Managing Partner, American Home Opportunity Mortgage Fund (private partnership fund) (since 2020); Director of Research, J. Alden Associates, Inc. (broker-dealer) (since 2019); Director of Research, MCG Securities, LLC (broker-dealer) (2015-2018); Vice President Corporate Development, BofI Federal Bank (2014-2015)

			N/A	N/A

Trustees and Officers (Unaudited) JUNE 30, 2026

Name and Year of Birth	Position with Fund and Length of Term	Principal Occupations in the Past 5 Years(1)	Number of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held in the Past 5 Years
Officers (continued)
Karen Van Horn Born: 1967	Secretary (Indefinite term; since 2024)

Chief Compliance Officer and Risk Officer, J. Alden Associates, Inc. (broker-dealer) (since 2026 and 2023, respectively); Chief Compliance Officer, Equalize Capital LLC (since 2024); Chief Compliance Officer and Chief Risk Officer, Alden Investment Advisors, LLC (investment advisory firm) (since 2024 and 2023, respectively); Chief Compliance Officer and Chief Risk Officer, Alden Capital Management Inc. (asset management firm) (since 2024 and 2023, respectively); Administrative Manager, UBS Group AG (investment advisory firm/broker-dealer) (2021-2022); Branch Control Officer, Oppenheimer & Co. (investment advisory firm/broker-dealer) (2012-2021)

			N/A	N/A
Constantine Andrew (Dean) Pelos Born: 1960	Chief Compliance Officer and AML Compliance Officer (Indefinite term; since 2019)

Managing Director (2022-present) and Director (2019-2022), CRC-Oyster (f/k/a Oyster Consulting,

LLC) (compliance consulting to financial service firms); Chief Compliance Officer and Vice President, M Holdings Securities, Inc., M Financial Investment Advisors, M Fund and M Wealth (2018-2019); Director, Oyster Consulting, LLC (2015-2018); Senior Consultant, Oyster Consulting, LLC (2013-2015)

			N/A	N/A

(1)	J. Alden Associates, Inc., Alden Capital Management Inc., Alden Investment Advisors, LLC and Alden Insurance Associates, LLC operate under the registered name “Alden Investment Group.”

EQUALIZE COMMUNITY DEVELOPMENT FUND

37 West Avenue, Suite 301

Wayne, PA 19087

INVESTMENT ADVISER

Equalize Capital LLC

151 Calle de San Francisco, Suite 200 PMB 5333

San Juan, PR 00901-1607

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Tait, Weller & Baker LLP

Two Liberty Place

50 South 16th Street, Suite 2900

Philadelphia, PA 19102

LEGAL COUNSEL

Godfrey & Kahn, S.C.

833 East Michigan Street, Suite 1800

Milwaukee, WI 53202

CUSTODIAN

UMB Bank, N.A.

1010 Grand Boulevard

Kansas City, MO 64106

DISTRIBUTOR

J. Alden Associates, Inc.

37 West Avenue, Suite 301

Wayne, PA 19087

TRANSFER AGENT

UMB Fund Services, Inc.

235 West Galena Street

Milwaukee, WI 53212

There can be no assurance that the Fund will achieve its investment objectives. An investment in the Fund is an appropriate investment only for those investors who can tolerate a high degree of risk and do not require a liquid investment. Investors may lose some or all of their investment in the Fund. The Fund is not designed to be a complete investment program and may not be a suitable investment for all investors. The risk factors described are the principal risk factors associated with an investment in the Fund, as well as those factors associated with an investment in an investment company with similar investment objectives and investment policies.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund’s risks, objectives, fees, expenses and experience of its management and other considerations.

(b) not applicable.

Item 2. Code of Ethics.

Equalize Community Development Fund (the “Fund,” or the “Registrant”) has a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer and principal financial officer. During the period covered by this report, there were no amendments to the provisions of the Code, nor were there any implicit or explicit waivers to the provisions of the Code. The Code is filed herewith.

Item 3. Audit Committee Financial Expert.

The Registrant’s board of trustees has determined that there are four audit committee financial experts serving on its audit committee. Mr. George Stelljes, III, Dr. J. Clay Singleton, Mr. Jorge A. Junquera and Mr. Cornelius J. Lovelle are each qualified to serve as audit committee financial experts on its audit committee and each is "independent," as defined by Item 3(a)(2) of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The Registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “other services” provided by the principal accountant. The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

(a) Audit Fees for Registrant.

Fiscal year ended June 30, 2026	$69,500
Fiscal year ended June 30, 2025	$69,500

(b) Audit-Related Fees for Registrant.

Fiscal year ended June 30, 2026	None
Fiscal year ended June 30, 2025	None

(c) Tax Fees for Registrant.

Fiscal year ended June 30, 2026	$3,000
Fiscal year ended June 30, 2025	$3,000

(d) All Other Fees.

Fiscal year ended June 30, 2026	None
Fiscal year ended June 30, 2025	None

(e) Audit Committee’s pre-approval policies and procedures.

(1) The Audit Committee has adopted pre-approval policies and procedures that require the Audit Committee to pre-approve all audit and non-audit services of the Registrant, including services provided to the Registrant’s investment adviser or any entity controlling, controlled by or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant with respect to any engagement that directly relates to the operations and financial reporting of the Registrant.

(2) None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None.

(g) The following table indicates the non-audit fees billed by the Registrant’s accountant for services to the Registrant, the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant, such as the Registrant’s Distributor, for the last two years.

Non-Audit Related Fees	Fiscal Year ended June 30, 2026	Fiscal Year ended June 30, 2025
Registrant	$3,000	$3,000
Registrant’s Investment Adviser	$0	$0
The Registrant’s Distributor	$0	$0

(h) The Registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract

The information is included in Item 1 of this Form N-CSR.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable. During the period covered by this report, the Fund invested exclusively in non-voting securities. In the event that the Fund invests in voting securities, the Adviser will adopt proxy voting policies and procedures.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Identification of Portfolio Manager(s) and Description of Role of Portfolio Manager(s)

The following table provides biographical information about the Portfolio Managers, who are primarily responsible for the day-to-day portfolio management of the Fund as of the date hereof:

Name of Portfolio Manager	Title	Length of Time of Service to the Fund	Business Experience During the Past 5 Years
Lee A. Calfo	President, Principal Executive Officer and Portfolio Manager	Since 2019	Mr. Calfo is the Chief Executive Officer and a Portfolio Manager for Equalize Capital LLC (2019 - present). Mr. Calfo is also the Managing Partner of American Home Opportunity Mortgage Fund, a private partnership fund (2020 - present). He also serves as the Chief Executive Officer of J. Alden Associates, Inc., a broker-dealer (2018 - present), and Alden Capital Management, an asset management firm (2018 – present), Alden Investment Advisors, LLC, an investment advisory firm (2021 - present), and Alden Insurance Associates, LLC, an insurance brokerage firm (2025 - present).
Joseph Gladue	Treasurer, Principal Financial Officer, Principal Accounting Officer and Portfolio Manager	Since 2019	Mr. Gladue is the Chief Financial Officer and a Portfolio Manager for Equalize Capital LLC (2019 – present). Mr. Gladue is also the Managing Partner of American Home Opportunity Mortgage Fund, a private partnership fund (2020 – present). Mr. Gladue has served as the Director of Research for J. Alden Associates, Inc., broker-dealer (2019 – present).
Robert (“Buck”) E. Burns	Portfolio Manager	Since 2025	Mr. Burns is a Portfolio Manager for Equalize Capital LLC (2025 – present). Mr. Burns is also the Director of Investments and Trading for J. Alden Associates, Inc., a broker-dealer, and Alden Capital Management, an asset management firm (2024 – present). Previously, Mr. Burns held a senior role at Mortgage Industry Advisory Corporation (2019 – 2022).

(a)(2) Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

The following table provides information about portfolios and accounts, other than the Fund, for which the Portfolio Managers are primarily responsible for the day-to-day portfolio management as of June 30, 2026:

Name of Portfolio Manager	Type of Accounts	Total Number of Accounts Managed	Total Assets ($ millions)	Number of Accounts Managed for Which Advisory Fee is Based on Performance	Total Assets for Which Advisory Fee is Based on Performance
Lee A. Calfo	Registered Investment Companies	0	$0	0	$0
	Other Pooled Investment Vehicles	1	$11	0	$0
	Other Accounts	0	$0	0	$0

Joseph Gladue	Registered Investment Companies	0	$0	0	$0
	Other Pooled Investment Vehicles	1	$11	0	$0
	Other Accounts	0	$0	0	$0

Robert (“Buck”) E. Burns	Registered Investment Companies	0	$0	0	$0
	Other Pooled Investment Vehicles	1	$11	0	$0
	Other Accounts	0	$0	0	$0

Potential Conflicts of Interests

Equalize Capital LLC (the "Adviser"), formerly known as Bluestone Capital Partners LLC, serves as the Fund’s investment adviser. The Adviser and the portfolio managers will be subject to certain conflicts of interest in their management of the Fund. These conflicts will arise primarily from the involvement of the Adviser and the portfolio managers in other activities that may conflict with those of the Fund and in connection with the allocation of investment opportunities between the Fund and other accounts managed by a portfolio manager.

The Adviser believes that the portfolio managers have sufficient time and resources to discharge their responsibilities to the Fund. However, conflicts of interest may arise in allocating time, services or functions between the Fund and other entities or businesses to which a portfolio manager provides services. A portfolio manager will devote such time to the Fund as he believes is reasonably necessary to the conduct of the business of the Fund and its respective investments.

In the ordinary course of his business activities, a portfolio manager may engage in activities where the interests of the Fund and its shareholders conflict with the interest of other entities or businesses to which a portfolio manager provides services. Other present and future activities of the portfolio managers or such entities or businesses may give rise to additional conflicts of interest. In the event that a conflict of interest arises, a portfolio manager will attempt to resolve such conflicts in a fair and equitable manner and in accordance with the requirements and limitations of the Investment Company Act of 1940, as amended.

(a)(3) Compensation Structure of Portfolio Manager(s) as of June 30, 2026

Messrs. Calfo and Gladue are compensated through their respective equity ownership interests in the Adviser. Neither Mr. Calfo nor Mr. Gladue receives compensation from the Fund. Mr. Burns does not receive compensation from the Adviser of the Fund.

(a)(4) Disclosure of Securities Ownership

The following table sets forth the dollar range of equity securities beneficially owned by each Portfolio Manager in the Fund as of June 30, 2026:

Portfolio Manager	Dollar Range of Fund Shares Beneficially Owned
Lee A. Calfo	None
Joseph Gladue	None
Robert (“Buck”) E. Burns	None

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

There were no purchases made by or on behalf of the Registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the Registrant’s equity securities that is registered by the Registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

There were no purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by this report.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant's board of trustees, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 16. Controls and Procedures.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable

Item 18. Recovery of Erroneously Awarded Compensation.

(a)Not applicable

(b)Not applicable

Item 19. Exhibits.

(a)(1) Registrant’s Code of Ethics is filed herewith.

(a)(2) Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act (17 CFR 240.10D-1) by the registered national securities exchange or registered national securities association upon which the registrant’s securities are listed – Not Applicable

(a)(3) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(a)(4) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable

(a)(5) Change in the Registrant’s independent public accountant – Not Applicable

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Equalize Community Development Fund

By (Signature and Title)	/s/ Lee A. Calfo
Lee A. Calfo, President
(principal executive officer)

Date	September 3, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Lee A. Calfo
Lee A. Calfo, President
(principal executive officer)

Date	September 3, 2026

By (Signature and Title)	/s/ Joseph Gladue
Joseph Gladue, Treasurer
(principal financial officer)

Date	September 3, 2026